SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 2, 2010 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

    On July 2, 2010, Radio One, Inc. (“Radio One”) issued a press release announcing the results of its 2010 annual shareholders' meeting that was held June 29, 2010. Terry L. Jones and Brian W. McNeill were elected as Class A directors, and Catherine L. Hughes, Alfred C. Liggins, III, D. Geoffrey Armstrong, Ronald E. Blaylock and B. Doyle Mitchell, Jr. were elected as Class B directors. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01.                      Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated July 2, 2010: Radio One, Inc. Announces Results of 2010 Annual Shareholders’ Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
July 2, 2010	Peter D. Thompson
Executive Vice President and Chief Financial Officer